                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  April 1, 2000
                                                  ------------------------------




                            Park Pharmacy Corporation
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



        Colorado                        000-15379                  84-1029701
--------------------------------------------------------------------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
    of Incorporation)                  File Number)          Identification No.)



10711 Preston Road, Suite 250, Dallas, Texas                         75230
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code  (214) 692-9921
                                                    --------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changes Since Last Report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     Effective April 1, 2000, pursuant to the terms of an Agreement and Plan of Merger (the "Merger Agreement"), Park Pharmacy Corporation, a Colorado corporation ("Registrant"), acquired all of the issued and outstanding stock of Total Pharmacy Supply, Inc., a Texas corporation ("Total"), pursuant to a merger in which Total Acquisition Corporation, a Texas corporation and newly-formed wholly-owned subsidiary of Registrant ("Acquisition"), merged with and into Total (the "Merger"). Pursuant to the terms of the Merger, Total is the surviving company in the Merger and shall operate as a wholly-owned subsidiary of Registrant. All of the issued and outstanding shares of common stock of Total, all of which were owned by Carl S. Moses and Cynthia A. Moses (collectively, "Moses"), were converted into, and became exchangeable for, an aggregate of 41,515 validly issued, fully paid and nonassessable unregistered shares of Registrant's Series A Preferred Stock, par value $.001 per share (the "Registrant Shares"). 4,151 of the Registrant Shares payable by Registrant pursuant to the terms and conditions of the Merger were held back by the Registrant pursuant to the terms and conditions of a Closing and Holdback Agreement (the "Holdback Agreement") between the parties. The Registrant Shares held back pursuant to the Holdback Agreement are available for satisfaction of potential indemnification claims by the Registrant against Total and Moses pursuant to the terms of the Merger Agreement. Total is a wholesale pharmaceutical supplier. Registrant currently intends to continue Total's business.

     The consideration paid by Registrant pursuant to the Merger was negotiated at arm's length between the parties on the basis of the Registrant's assessment of the value of Total following an investigation of, and discussions with Total and its representatives concerning Total and its business and prospects. It is intended that, for federal income tax purposes, the Merger will qualify as a reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder. For financial accounting purposes, it is intended that the Merger will be accounted for as a "purchase."

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired

     (1)  Balance Sheet of Total as of December 31, 1999.

     (2) Statements of Income and Retained Earnings of Total for the years ended December 31, 1999, and December 31, 1998.

     (3) Statements of Cash Flows of Total for the years ended December 31, 1999, and December 31, 1998.

     (4)  Notes to Financial Statements.

(b)  Pro Forma Financial Information

     (1)  Pro forma combined balance sheet as of December 31, 1999.

     (2) Pro forma combined statements of operations for the six months ended December 31, 1999.

     (3) Pro forma combined statement of operations for the year ended June 30, 1999.

(c)  Exhibits

     Exhibit No.    Description

     2.1 Agreement and Plan of Merger dated as of March 31, 2000 by and among Registrant, Acquisition, Total, and Moses

     27.1           Financial Data Schedule

     99.1 Closing and Holdback Agreement dated March 31, 2000 by and among Registrant, Acquisition, Total, and Moses


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PARK PHARMACY CORPORATION
                                      (Registrant)


Date:    April 14, 2000               By: /s/ Thomas R. Baker
                                          --------------------------------------
                                          Thomas R. Baker,
                                          Chief Executive Officer & President

                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
Total Pharmacy Supply, Inc.

We have audited the accompanying balance sheet of Total Pharmacy Supply, Inc. as of December 31, 1999, and the related statements of income and retained earnings (deficit), and cash flows for each of the two years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Total Pharmacy Supply, Inc. as of December 31, 1999, and the results of its operations and its cash flows for each of the two years then ended in conformity with generally accepted accounting principles.





HEIN + ASSOCIATES LLP


February 17, 2000
Dallas, Texas

                           TOTAL PHARMACY SUPPLY, INC.

                                 BALANCE SHEET

                               DECEMBER 31, 1999

                                     ASSETS

CURRENT ASSETS:
  Cash                                                                             $     300
  Trade accounts receivable, net of allowance for doubtful accounts of $34,100       418,022
  Inventory                                                                          246,540
                                                                                   ---------
    Total current assets                                                             664,862

PROPERTY AND EQUIPMENT, net                                                           44,295
                                                                                   ---------

          Total assets                                                             $ 709,157
                                                                                   =========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Line of credit                                                                   $ 356,500
  Note payable to stockholder                                                        125,000
  Accounts payable and accrued expenses                                              210,816
                                                                                   ---------
    Total current liabilities                                                        692,316

COMMITMENT (Note 5)

STOCKHOLDERS' EQUITY
  Common stock, $.10 par value; 1,000,000 shares authorized;
    10,000 shares issued and outstanding                                               1,000
  Additional paid-in capital                                                          25,000
  Retained deficit                                                                    (9,159)
                                                                                   ---------
    Total stockholders' equity                                                        16,841
                                                                                   ---------

          Total liabilities and stockholders' equity                               $ 709,157
                                                                                   =========


              SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS.

                           TOTAL PHARMACY SUPPLY, INC.

              STATEMENTS OF INCOME AND RETAINED EARNINGS (DEFICIT)

                                                    YEARS ENDED DECEMBER 31,
                                                 ----------------------------
                                                    1999              1998
                                                 -----------      -----------
SALES                                            $ 3,253,110      $ 3,057,350

COST OF GOODS SOLD                                 2,073,034        1,986,366
                                                 -----------      -----------

     Gross profit                                  1,180,076        1,070,984

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES       1,036,565          977,642
                                                 -----------      -----------

     Operating income                                143,511           93,342

INTEREST EXPENSE                                      27,627           24,384
                                                 -----------      -----------


NET INCOME                                           115,884           68,958

RETAINED EARNINGS, beginning of year                 208,957          192,507
  Distributions to stockholders                     (334,000)         (52,508)
                                                 -----------      -----------

RETAINED EARNINGS (DEFICIT), end of year         $    (9,159)     $   208,957
                                                 ===========      ===========


              SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS.

                           TOTAL PHARMACY SUPPLY, INC.

                            STATEMENTS OF CASH FLOWS

                                                                            YEARS ENDED DECEMBER 31,
                                                                            ------------------------

                                                                              1999           1998
                                                                            ---------      ---------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                                $ 115,884      $  68,958
  Adjustments to reconcile net income to net cash provided by operating activities:
     Loss on disposal of assets                                                 4,924          4,839
     Depreciation expense                                                      26,187         23,307
     Change in assets and liabilities:
          Trade accounts receivable                                          (195,011)        93,057
          Inventory                                                            30,622        (14,512)
          Accounts payable and accrued expenses                                77,803        (95,805)
                                                                            ---------      ---------

               Net cash provided by operating activities                       60,409         79,844

CASH FLOWS FROM INVESTING ACTIVITIES -
  Purchases of property and equipment                                          (7,112)       (35,856)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Net borrowings (repayments) under line of credit                            335,000        (35,000)
  Repayment of note payable to stockholder                                    (55,000)            --
  Distributions to stockholders                                              (334,000)       (52,508)
                                                                            ---------      ---------

               Net cash used in financing activities                          (54,000)       (87,508)
                                                                            ---------      ---------


NET DECREASE IN CASH                                                             (703)       (43,520)

CASH, beginning of year                                                         1,003         44,523
                                                                            ---------      ---------


CASH, end of year                                                           $     300      $   1,003
                                                                            =========      =========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
  INFORMATION:
   Interest paid                                                            $  27,627      $  24,384
                                                                            =========      =========
   State income taxes paid                                                  $   2,986      $   4,554
                                                                            =========      =========


              SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS.

                           TOTAL PHARMACY SUPPLY, INC.

                         NOTES TO FINANCIAL STATEMENTS


1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Description of Business

     Total Pharmacy Supply, Inc. ("the Company") was established in 1989 and is a wholesale distributor of pharmacy supplies and related accessory items. The Company's customers are comprised of independent pharmacies, national retail chains and hospitals located principally in the Southwest Central United States.

     Inventory

     Inventory consists of finished goods held for resale and is valued at the lower of cost or market. Cost is determined by the first-in, first-out method.

     Property and Equipment

     Property and equipment is stated at cost less accumulated depreciation. Depreciation is provided by the straight-line method over the estimated useful lives, generally five to seven years, of the underlying assets. Leasehold improvements are amortized over the life of the related lease agreement. The costs of repairs and maintenance are expensed as incurred.

     Income Taxes

     The Company has elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under such provisions, the Company does not pay federal corporate income taxes on its taxable income. Instead, the stockholders are liable for individual federal income taxes on the Company's taxable income. The Company remains liable for state income taxes.

     Revenue Recognition

     The Company recognizes revenue at the time product is shipped to the customer. All sales are recorded net of applicable sales discounts and estimates for returns and allowances.

     Use of Estimates

     The preparation of the Company's financial statements in conformity with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

2.   PROPERTY AND EQUIPMENT

     Property and equipment consists of the following at December 31, 1999:

         Computer equipment and software     $  60,325
         Office furniture and equipment         31,505
         Vehicle                                23,730
         Leasehold improvements                 13,309
                                             ---------
                                               128,869
         Less accumulated depreciation         (84,574)
                                             ---------
                                             $  44,295

                           TOTAL PHARMACY SUPPLY, INC.

                          NOTES TO FINANCIAL STATEMENTS


3.   ACCOUNTS PAYABLE AND ACCRUED EXPENSES

     Accounts payable and accrued expenses consist of the following at December 31, 1999:

Trade accounts payable                   $179,650
Checks issued in advance of deposits       22,495
Accrued expenses                            8,671
                                         --------
                                         $210,816

4.   LINE OF CREDIT

     The Company has a $450,000 line of credit with a bank. Borrowings under the line of credit bear interest at prime plus 1.25% (total of 9.75% at December 31, 1999). Interest is payable monthly with outstanding principal due April 2000. The borrowings are collateralized by substantially all the Company's assets and guaranteed by a stockholder. The total principal balance outstanding at December 31, 1999 is $356,500.

5.   COMMITMENT

     The Company leases office and warehouse space under a lease agreement which expires in 2002. Rental expense under this operating lease was $43,700 and $42,200 for 1999 and 1998, respectively.

     Future minimum rental payments under this non-cancellable operating lease agreement are as follows:

               Years Ending
               ------------
                   2000                         $ 41,040
                   2001                           45,600
                   2002                            7,600
                                                --------
                                                $ 94,240

6.   RELATED PARTY TRANSACTIONS

     The Company has issued an unsecured promissory note to a stockholder in connection with cash advances totaling $125,000. The note agreement requires monthly interest payments at 12% per annum. Interest paid to the stockholder was $15,071 in both 1999 and 1998. In January 2000, the stockholder provided an additional $250,000 cash advance under the same terms. The proceeds were used to pay down the Company's bank line of credit. The balances due the stockholder are required to be repaid on December 31, 2000.

     The Company had issued an unsecured promissory note to the relative of a stockholder in connection with a $55,000 cash advance. The note agreement required monthly interest payments of 10.5% per annum. Interest paid to the stockholder in 1999 and 1998 was $5,300 and $5,800, respectively. The Company paid off this obligation in December 1999.

7.   MAJOR CUSTOMER AND CONCENTRATION OF CREDIT RISK

     Sales to a single customer accounted for 47% and 35% of Company revenues in 1999 and 1998, respectively. Loss of this customer could have an adverse effect on the Company's operations. Accounts receivable due

                           TOTAL PHARMACY SUPPLY, INC.

                          NOTES TO FINANCIAL STATEMENTS


     from this customer represents approximately 58% of total receivables at December 31, 1999. The Company does not generally require collateral in connection with customer accounts receivable, but performs periodic credit evaluations of its customers and believes the allowance for doubtful accounts is adequate.

8.   FAIR VALUE OF FINANCIAL INSTRUMENTS

     The Company's financial instruments consist of cash, accounts receivable, accounts payable and notes payable. The carrying amounts of these financial instruments approximate their fair values because of their short-term nature.

9.   EMPLOYEE BENEFIT PLAN

     The Company sponsors a simple retirement account savings plan (the "Plan"). The Plan allows employees who generally receive at least $5,000 in compensation during a year to contribute a portion of their pre-tax income. The Company matches employee contributions up to 3% of the employee's compensation. Each individual employee is responsible for directing the investments in his/her retirement account in accordance with applicable provisions of ERISA. Company contributions to the Plan totaled $6,400 and $5,100 in 1999 and 1998, respectively.





                                   *********

Park Pharmacy Corporation
Unaudited Pro Forma Combined Financial Statements

The accompanying unaudited pro forma combined financial statements have been prepared to reflect the acquisition of 100% of the common stock of Total Pharmacy Supply, Inc. ("Total") by Park Pharmacy Corporation ("Park") on April 1, 2000 as if the acquisition had occurred on December 31, 1999 with respect to the pro forma balance sheet and as of the beginning of the respective periods with respect to the pro forma statements of operations. Park acquired Total for an aggregate of 41,515 shares of convertible preferred stock (subject to a hold-back of 4,151 shares of convertible preferred stock for potential indemnification claims). The acquisition is recorded based on the market value of the shares of common stock of Park underlying the convertible preferred stock. The pro forma statements of operations also reflect the acquisitions of RX Pro. Com, which occurred on December 21, 1999, and Dougherty's Pharmacy, Inc., which occurred on December 31, 1999, as if these acquisitions had occurred at the beginning of the respective periods. These latter acquisitions were previously reported on Forms 8-K filed by the Company.

The accompanying unaudited pro forma financial statements should be read in conjunction with the historical financial statements of Total included herein and the aforementioned Forms 8-K for the acquisitions of RX Pro.Com and Dougherty's and the Form 10-QSB of Park. These pro forma financial statements are not indicative of the financial position or results of operations that would actually have occurred if the transactions described above had occurred at the dates presented or which may be obtained in the future.

PARK PHARMACY CORPORATION
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
  DECEMBER 31, 1999

                                                                                       Pro Forma           Pro Forma
                                                      Park            Total           Adjustments          Balances
                                                   -----------     -----------        -----------         -----------
CURRENT ASSETS:
  Cash                                             $   516,470     $       300                           $   516,770
  Accounts receivable                                2,280,700         418,022                             2,698,722
  Inventories                                        1,402,806         246,540                             1,649,346
  Other                                                 20,778                                                20,778
                                                   -----------     -----------        -----------         -----------
      Total current assets                           4,220,754         664,862                             4,885,616

FIXED ASSETS, NET                                      828,255          44,295                               872,550

GOODWILL AND OTHER INTANGIBLE ASSETS                 2,286,485              --          1,083,159(1)        3,369,644
                                                   -----------     -----------        -----------         -----------

  Total assets                                     $ 7,335,494     $   709,157        $ 1,083,159         $ 9,127,810
                                                   ===========     ===========        ===========         ===========

CURRENTS LIABILITIES:
  Notes payable                                    $   329,011     $   481,500                           $   810,511
  Accounts payable and accrued expenses              2,326,809         210,816                             2,537,625
                                                   -----------     -----------        -----------         -----------
    Total current liabilities                        2,655,820         692,316                             3,348,136

STOCKHOLDERS EQUITY (DEFICIT):
  Preferred stock                                        2,993                                 38(1)            3,031
  Common stock                                             442           1,000             (1,000)(1)             442
  Other stockholders' equity                         4,676,239          15,841          1,084,121(1)        5,776,201
                                                   -----------     -----------        -----------         -----------
    Total stockholders' equity                       4,679,674          16,841          1,083,159           5,779,674
                                                   -----------     -----------        -----------         -----------

    Total liabilities and stockholders' equity     $ 7,335,494     $   709,157        $ 1,083,159         $ 9,127,810
                                                   ===========     ===========        ===========         ===========


NOTE
(1) Adjustment to record the estimated value of stock issued to acquire Total and remove Total's equity accounts. The purchase price is allocated to the estimated fair value of the Total assets.

PARK PHARMACY CORPORATION
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31 1999

                                                                                                     Pro Forma          Pro Forma
                                              Park           Total        RX Pro       Dougherty's  Adjustments         Balances
                                          ------------   ------------  ------------   ------------  ------------      ------------
Sales                                     $         --   $  1,626,500  $     96,091   $  9,459,109                    $ 11,181,700

Less cost of sales                                  --      1,036,500        10,421      6,369,303                       7,416,224
                                          ------------   ------------  ------------   ------------  ------------      ------------

  Gross profit                                      --        590,000        85,670      3,089,806            --         3,765,476

General and administrative expenses            173,764        518,500       200,601      2,547,317                       3,440,182

Amortization of intangibles and goodwill                                                                 282,539(1)        282,539
                                          ------------   ------------  ------------   ------------  ------------      ------------

  Income (loss) from operations               (173,764)        71,500      (114,931)       542,489      (282,539)           42,755

Other income (expense)                              --        (14,000)           --         (8,431)                        (22,431)
                                          ------------   ------------  ------------   ------------  ------------      ------------

  Income (loss) before income taxes           (173,764)        57,500      (114,931)       534,058      (282,539)           20,324

Provision for income taxes                          --             --            --        173,000       (67,000)(2)       106,000
                                          ------------   ------------  ------------   ------------  ------------      ------------

  Net Income (Loss)                       $   (173,764)  $     57,500  $   (114,931)  $    361,058  $   (215,539)     $    (85,676)
                                          ============   ============  ============   ============  ============      ============

  Net loss per share - basic and diluted  $      (0.04)                                                               $      (0.02)
                                          ============                                                                ============

weighted average shares                      4,419,000                                                                   4,419,000
                                          ============                 ============                                   ============


NOTES
(1) Adjustment to reflect amortization of software and goodwill recorded in the acquisition of Rx Pro over five years and and the goodwill in the Total acquisition over 10 years.

(2) Adjustment to reduce income taxes to the amount that would have occurred if the companies had been combined at the beginning of the year. The amortization of the goodwill and intangible assets are not deductible for tax.

PARK PHARMACY CORPORATION AND RX PRO. COM
UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS
  YEAR ENDED JUNE 30, 1999

                                                                                                      Pro Forma          Pro Forma
                                              Park           Total         RX Pro      Dougherty's   Adjustments         Balances
                                          ------------   ------------   ------------   ------------  ------------      ------------
Sales                                     $         --   $  3,155,000   $    170,307   $ 16,420,687                    $ 19,745,994

Less cost of goods sold                             --      2,029,500         20,680     11,024,706                      13,074,886
                                          ------------   ------------   ------------   ------------  ------------      ------------

  Gross profit                                      --      1,125,500        149,627      5,395,981            --         6,671,108

General and administrative expenses            105,725      1,007,000        265,130      4,678,782                       6,056,637

Amortization of intangibles and goodwill                                                                  565,079(1)        565,079
                                          ------------   ------------   ------------   ------------  ------------      ------------

  Income (loss) from operations               (105,725)       118,500       (115,503)       717,199      (565,079)           49,392

Other income (expense)                              --        (26,000)            --         29,006                           3,006
                                          ------------   ------------   ------------   ------------  ------------      ------------

Income (loss) before income taxes             (105,725)        92,500       (115,503)       746,205      (565,079)           52,398

Provision for income taxes                          --             --             --        262,000       (46,000)(2)       216,000
                                          ------------   ------------   ------------   ------------  ------------      ------------

Net income (loss)                         $   (105,725)  $     92,500   $   (115,503)  $    484,205  $   (519,079)     $   (163,602)
                                          ============   ============   ============   ============  ============      ============

  Net loss per share - basic and diluted  $      (0.02)                                                                $      (0.04)
                                          ============                                                                 ============

weighted average shares                      4,419,000                                                                    4,419,000
                                          ============                                                                 ============


NOTES
(1) Adjustment to reflect amortization of software and goodwill recorded in the acquisition of Rx Pro over five years and goodwill in the Total acquisition over 10 years

(2) Adjustment to reduce income taxes to amount that would have occurred if the companies had been combined at the beginning of the year. The amortization of the goodwill and intangible assets are not deductible for tax.

                                  EXHIBIT INDEX


EXHIBIT    DESCRIPTION
2.1        Agreement and Plan of Merger dated as of March 31, 2000 by and among
           Registrant, Acquisition, Total, and Moses

27.1       Financial Data Schedule

99.1       Closing and Holdback Agreement dated March 31, 2000 by and among
           Registrant, Acquisition, Total, and Moses